Exhibit 99.1 Canadian Pacific Railway and Kansas City Southern to Combine March 21, 2021Exhibit 99.1 Canadian Pacific Railway and Kansas City Southern to Combine March 21, 2021

Forward Looking Statements This news release includes certain forward looking statements and forward looking information (collectively, FLI) to provide CP and KCS shareholders and potential investors with information about CP, KCS and their respective subsidiaries and affiliates, including each company’s management’s respective assessment of CP, KCS and their respective subsidiaries’ future plans and operations, which FLI may not be appropriate for other purposes. FLI is typically identified by words such as “anticipate”, “expect”, “project”, “estimate”, “forecast”, “plan”, “intend”, “target”, “believe”, “likely” and similar words suggesting future outcomes or statements regarding an outlook. All statements other than statements of historical fact may be FLI. In particular, this news release contains FLI pertaining to, but not limited to, information with respect to the following: the transaction; the combined company’s scale; financial growth; future business prospects and performance; future shareholder returns; cash flows and enhanced margins; synergies; leadership and governance structure; and office and headquarter locations. Although we believe that the FLI is reasonable based on the information available today and processes used to prepare it, such statements are not guarantees of future performance and you are cautioned against placing undue reliance on FLI. By its nature, FLI involves a variety of assumptions, which are based upon factors that may be difficult to predict and that may involve known and unknown risks and uncertainties and other factors which may cause actual results, levels of activity and achievements to differ materially from those expressed or implied by these FLI, including, but not limited to, the following: the timing and completion of the transaction, including receipt of regulatory and shareholder approvals and the satisfaction of other conditions precedent; interloper risk; the realization of anticipated benefits and synergies of the transaction and the timing thereof; the success of integration plans; the focus of management time and attention on the transaction and other disruptions arising from the transaction; estimated future dividends; financial strength and flexibility; debt and equity market conditions, including the ability to access capital markets on favourable terms or at all; cost of debt and equity capital; the previously announced proposed share split of CP’s issued and outstanding common shares and whether it will receive the requisite shareholder and regulatory approvals; potential changes in the CP share price which may negatively impact the value of consideration offered to KCS shareholders; the ability of management of CP, its subsidiaries and affiliates to execute key priorities, including those in connection with the transaction; general Canadian, U.S., Mexican and global social, economic, political, credit and business conditions; risks associated with agricultural production such as weather conditions and insect populations; the availability and price of energy commodities; the effects of competition and pricing pressures, including competition from other rail carriers, trucking companies and maritime shippers in Canada, the U.S. and México; industry capacity; shifts in market demand; changes in commodity prices; uncertainty surrounding timing and volumes of commodities being shipped; inflation; geopolitical instability; changes in laws, regulations and government policies, including regulation of rates; changes in taxes and tax rates; potential increases in maintenance and operating costs; changes in fuel prices; disruption in fuel supplies; uncertainties of investigations, proceedings or other types of claims and litigation; compliance with environmental regulations; labour disputes; changes in labour costs and labour difficulties; risks and liabilities arising from derailments; transportation of dangerous goods; timing of completion of capital and maintenance projects; currency and interest rate fluctuations; exchange rates; effects of changes in market conditions and discount rates on the financial position of pension plans and investments; trade restrictions or other changes to international trade arrangements; the effects of current and future multinational trade agreements on the level of trade among Canada, the U.S. and México; climate change and the market and regulatory responses to climate change; anticipated in-service dates; success of hedging activities; operational performance and reliability; customer, shareholder, regulatory and other stakeholder approvals and support; regulatory and legislative decisions and actions; the adverse impact of any termination or revocation by the Méxican government of Kansas City Southern de México, S.A. de C.V.’s Concession; public opinion; various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches and earthquakes, and cybersecurity attacks, as well as security threats and governmental response to them, and technological changes; acts of terrorism, war or other acts of violence or crime or risk of such activities; insurance coverage limitations; material adverse changes in economic and industry conditions, including the availability of short and long-term financing; and the pandemic created by the outbreak of COVID-19 and resulting effects on economic conditions, the demand environment for logistics requirements and energy prices, restrictions imposed by public health authorities or governments, fiscal and monetary policy responses by governments and financial institutions, and disruptions to global supply chains. We caution that the foregoing list of factors is not exhaustive and is made as of the date hereof. Additional information about these and other assumptions, risks and uncertainties can be found in reports and filings by CP and KCS with Canadian and U.S. securities regulators, including any proxy statement, prospectus, material change report, management information circular or registration statement to be filed in connection with the transaction. Due to the interdependencies and correlation of these factors, as well as other factors, the impact of any one assumption, risk or uncertainty on FLI cannot be determined with certainty. Except to the extent required by law, we assume no obligation to publicly update or revise any FLI, whether as a result of new information, future events or otherwise. All FLI in this news release is expressly qualified in its entirety by these cautionary statements. 2Forward Looking Statements This news release includes certain forward looking statements and forward looking information (collectively, FLI) to provide CP and KCS shareholders and potential investors with information about CP, KCS and their respective subsidiaries and affiliates, including each company’s management’s respective assessment of CP, KCS and their respective subsidiaries’ future plans and operations, which FLI may not be appropriate for other purposes. FLI is typically identified by words such as “anticipate”, “expect”, “project”, “estimate”, “forecast”, “plan”, “intend”, “target”, “believe”, “likely” and similar words suggesting future outcomes or statements regarding an outlook. All statements other than statements of historical fact may be FLI. In particular, this news release contains FLI pertaining to, but not limited to, information with respect to the following: the transaction; the combined company’s scale; financial growth; future business prospects and performance; future shareholder returns; cash flows and enhanced margins; synergies; leadership and governance structure; and office and headquarter locations. Although we believe that the FLI is reasonable based on the information available today and processes used to prepare it, such statements are not guarantees of future performance and you are cautioned against placing undue reliance on FLI. By its nature, FLI involves a variety of assumptions, which are based upon factors that may be difficult to predict and that may involve known and unknown risks and uncertainties and other factors which may cause actual results, levels of activity and achievements to differ materially from those expressed or implied by these FLI, including, but not limited to, the following: the timing and completion of the transaction, including receipt of regulatory and shareholder approvals and the satisfaction of other conditions precedent; interloper risk; the realization of anticipated benefits and synergies of the transaction and the timing thereof; the success of integration plans; the focus of management time and attention on the transaction and other disruptions arising from the transaction; estimated future dividends; financial strength and flexibility; debt and equity market conditions, including the ability to access capital markets on favourable terms or at all; cost of debt and equity capital; the previously announced proposed share split of CP’s issued and outstanding common shares and whether it will receive the requisite shareholder and regulatory approvals; potential changes in the CP share price which may negatively impact the value of consideration offered to KCS shareholders; the ability of management of CP, its subsidiaries and affiliates to execute key priorities, including those in connection with the transaction; general Canadian, U.S., Mexican and global social, economic, political, credit and business conditions; risks associated with agricultural production such as weather conditions and insect populations; the availability and price of energy commodities; the effects of competition and pricing pressures, including competition from other rail carriers, trucking companies and maritime shippers in Canada, the U.S. and México; industry capacity; shifts in market demand; changes in commodity prices; uncertainty surrounding timing and volumes of commodities being shipped; inflation; geopolitical instability; changes in laws, regulations and government policies, including regulation of rates; changes in taxes and tax rates; potential increases in maintenance and operating costs; changes in fuel prices; disruption in fuel supplies; uncertainties of investigations, proceedings or other types of claims and litigation; compliance with environmental regulations; labour disputes; changes in labour costs and labour difficulties; risks and liabilities arising from derailments; transportation of dangerous goods; timing of completion of capital and maintenance projects; currency and interest rate fluctuations; exchange rates; effects of changes in market conditions and discount rates on the financial position of pension plans and investments; trade restrictions or other changes to international trade arrangements; the effects of current and future multinational trade agreements on the level of trade among Canada, the U.S. and México; climate change and the market and regulatory responses to climate change; anticipated in-service dates; success of hedging activities; operational performance and reliability; customer, shareholder, regulatory and other stakeholder approvals and support; regulatory and legislative decisions and actions; the adverse impact of any termination or revocation by the Méxican government of Kansas City Southern de México, S.A. de C.V.’s Concession; public opinion; various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches and earthquakes, and cybersecurity attacks, as well as security threats and governmental response to them, and technological changes; acts of terrorism, war or other acts of violence or crime or risk of such activities; insurance coverage limitations; material adverse changes in economic and industry conditions, including the availability of short and long-term financing; and the pandemic created by the outbreak of COVID-19 and resulting effects on economic conditions, the demand environment for logistics requirements and energy prices, restrictions imposed by public health authorities or governments, fiscal and monetary policy responses by governments and financial institutions, and disruptions to global supply chains. We caution that the foregoing list of factors is not exhaustive and is made as of the date hereof. Additional information about these and other assumptions, risks and uncertainties can be found in reports and filings by CP and KCS with Canadian and U.S. securities regulators, including any proxy statement, prospectus, material change report, management information circular or registration statement to be filed in connection with the transaction. Due to the interdependencies and correlation of these factors, as well as other factors, the impact of any one assumption, risk or uncertainty on FLI cannot be determined with certainty. Except to the extent required by law, we assume no obligation to publicly update or revise any FLI, whether as a result of new information, future events or otherwise. All FLI in this news release is expressly qualified in its entirety by these cautionary statements. 2

Additional Information NON-GAAP MEASURES Although this presentation includes forward-looking non-GAAP measures (adjusted diluted EPS, Free cash flow, earnings before interest, tax, depreciation and amortization (EBITDA), and a leverage ratio being adjusted net debt to adjusted EBITDA, it is not practicable to reconcile, without unreasonable efforts, these forward-looking measures to the most comparable GAAP measures (diluted EPS, Cash from operations, Net income, and long-term debt to net income ratio, respectively), due to unknown variables and uncertainty related to future results. These unknown variables may include unpredictable transactions of significant value. Please see Note on forward-looking Statements above for further discussion. PARTICIPANTS IN THE SOLICITATION OF PROXIES This communication is not a solicitation of proxies in connection with the transaction. However, under SEC rules, CP, KCS, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the transaction. Information about CP’s directors and executive officers may be found in its 2021 Management Proxy Circular, dated March 10, 2021, as well as its 2020 Annual Report on Form 10-K filed with the SEC and applicable securities regulators in Canada on February 18, 2021, available on its website at investor.cpr.ca and at www.sedar.com and www.sec.gov. Information about KCS’s directors and executive officers may be found on its website at www.kcsouthern.com and in its 2020 Annual Report on Form 10-K filed with the SEC on January 29, 2021, available at www.investors.kcsouthern.com and www.sec.gov. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such potential participants in the solicitation of proxies in connection with the transaction will be included in the proxy statement/prospectus and management proxy circular and other relevant materials filed with the SEC and applicable securities regulators in Canada when they become available. ADDITIONAL INFORMATION ABOUT THE TRANSACTION AND WHERETO FIND IT CP will file with the U.S. Securities and Exchange Commission (SEC) a registration statement on Form F-4, which will include a proxy statement of KCS that also constitutes a prospectus of CP, and any other documents in connection with the transaction. The definitive proxy statement/prospectus will be sent to the shareholders of KCS. CP will also file a management proxy circular in connection with the transaction with applicable securities regulators in Canada and the management proxy circular will be sent to CP shareholders. INVESTORS AND SHAREHOLDERS OF KCS AND CP ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND MANAGEMENT PROXY CIRCULAR, AS APPLICABLE, AND ANY OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC OR APPLICABLE SECURITIES REGULATORS IN CANADA IN CONNECTION WITH THE TRANSACTION WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT KCS, CP, THE TRANSACTION AND RELATED MATTERS. The registration statement and proxy statement/prospectus and other documents filed by CP and KCS with the SEC, when filed, will be available free of charge at the SEC’s website at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the registration statement, proxy statement/prospectus, management proxy circular and other documents which will be filed with the SEC and applicable securities regulators in Canada by CP online at investor.cpr.ca and www.sedar.com, upon written request delivered to CP at 7550 Ogden Dale Road S.E., Calgary, Alberta, T2C 4X9, Attention: Office of the Corporate Secretary, or by calling CP at 1-403-319-7000, and will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by KCS online at www.investors.kcsouthern.com, upon written request delivered to KCS at 427 West 12th Street, Kansas City, Missouri 64105, Attention: Corporate Secretary, or by calling KCS’s Corporate Secretary’s Office by telephone at 1-888-800-3690 or by email at corpsec@kcsouthern.com. You may also read and copy any reports, statements and other information filed by KCS and CP with the SEC at the SEC public reference room at 100 F Street N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-732-0330 or visit the SEC’s website for further information on its public reference room. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to appropriate registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. 3Additional Information NON-GAAP MEASURES Although this presentation includes forward-looking non-GAAP measures (adjusted diluted EPS, Free cash flow, earnings before interest, tax, depreciation and amortization (EBITDA), and a leverage ratio being adjusted net debt to adjusted EBITDA, it is not practicable to reconcile, without unreasonable efforts, these forward-looking measures to the most comparable GAAP measures (diluted EPS, Cash from operations, Net income, and long-term debt to net income ratio, respectively), due to unknown variables and uncertainty related to future results. These unknown variables may include unpredictable transactions of significant value. Please see Note on forward-looking Statements above for further discussion. PARTICIPANTS IN THE SOLICITATION OF PROXIES This communication is not a solicitation of proxies in connection with the transaction. However, under SEC rules, CP, KCS, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the transaction. Information about CP’s directors and executive officers may be found in its 2021 Management Proxy Circular, dated March 10, 2021, as well as its 2020 Annual Report on Form 10-K filed with the SEC and applicable securities regulators in Canada on February 18, 2021, available on its website at investor.cpr.ca and at www.sedar.com and www.sec.gov. Information about KCS’s directors and executive officers may be found on its website at www.kcsouthern.com and in its 2020 Annual Report on Form 10-K filed with the SEC on January 29, 2021, available at www.investors.kcsouthern.com and www.sec.gov. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such potential participants in the solicitation of proxies in connection with the transaction will be included in the proxy statement/prospectus and management proxy circular and other relevant materials filed with the SEC and applicable securities regulators in Canada when they become available. ADDITIONAL INFORMATION ABOUT THE TRANSACTION AND WHERETO FIND IT CP will file with the U.S. Securities and Exchange Commission (SEC) a registration statement on Form F-4, which will include a proxy statement of KCS that also constitutes a prospectus of CP, and any other documents in connection with the transaction. The definitive proxy statement/prospectus will be sent to the shareholders of KCS. CP will also file a management proxy circular in connection with the transaction with applicable securities regulators in Canada and the management proxy circular will be sent to CP shareholders. INVESTORS AND SHAREHOLDERS OF KCS AND CP ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND MANAGEMENT PROXY CIRCULAR, AS APPLICABLE, AND ANY OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC OR APPLICABLE SECURITIES REGULATORS IN CANADA IN CONNECTION WITH THE TRANSACTION WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT KCS, CP, THE TRANSACTION AND RELATED MATTERS. The registration statement and proxy statement/prospectus and other documents filed by CP and KCS with the SEC, when filed, will be available free of charge at the SEC’s website at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the registration statement, proxy statement/prospectus, management proxy circular and other documents which will be filed with the SEC and applicable securities regulators in Canada by CP online at investor.cpr.ca and www.sedar.com, upon written request delivered to CP at 7550 Ogden Dale Road S.E., Calgary, Alberta, T2C 4X9, Attention: Office of the Corporate Secretary, or by calling CP at 1-403-319-7000, and will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by KCS online at www.investors.kcsouthern.com, upon written request delivered to KCS at 427 West 12th Street, Kansas City, Missouri 64105, Attention: Corporate Secretary, or by calling KCS’s Corporate Secretary’s Office by telephone at 1-888-800-3690 or by email at corpsec@kcsouthern.com. You may also read and copy any reports, statements and other information filed by KCS and CP with the SEC at the SEC public reference room at 100 F Street N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-732-0330 or visit the SEC’s website for further information on its public reference room. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to appropriate registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. 3

Today’s Participants Keith Creel AGENDA President and Chief Executive Officer Canadian Pacific Railway • Strategic Rationale • Transaction Details Patrick J. Ottensmeyer President and Chief Executive Officer • Trust Structure Kansas City Southern • Growth Opportunities • Financials Nadeem Velani Executive Vice President and Chief Financial Officer  • Safety & Environmental Canadian Pacific Railway • Conclusion Michael Upchurch Executive Vice President and Chief Financial Officer Kansas City Southern John Brooks Executive Vice-President and Chief Marketing Officer  Canadian Pacific Railway Michael Naatz Executive Vice President and Chief Marketing Officer  Kansas City Southern 4Today’s Participants Keith Creel AGENDA President and Chief Executive Officer Canadian Pacific Railway • Strategic Rationale • Transaction Details Patrick J. Ottensmeyer President and Chief Executive Officer • Trust Structure Kansas City Southern • Growth Opportunities • Financials Nadeem Velani Executive Vice President and Chief Financial Officer  • Safety & Environmental Canadian Pacific Railway • Conclusion Michael Upchurch Executive Vice President and Chief Financial Officer Kansas City Southern John Brooks Executive Vice-President and Chief Marketing Officer  Canadian Pacific Railway Michael Naatz Executive Vice President and Chief Marketing Officer  Kansas City Southern 4

Compelling Strategic Combination

CP + Kansas City Southern Lines

~20,000 miles
Rail Network

~20,000
Employees

$8.7bn
2020A of Combined Revenues

Investment Grade
Balance Sheet

- Creates the First U.S.-Mexico-Canada Rail Network
- Expands Competitive Options for Customers and Supports Strong Growth Going Forward
- Well Positioned for Growth, Bringing Together Two Railroads with Highest 3-Year Revenue CAGR
- Annualized Synergies of $780mm Drives Accretion to CP's Adjusted Diluted EPS[1]
- Shared Dedication to Quality Service, Safety and Efficiency to be Enhanced Across CPKC
- Both Companies Champions of Environmental Sustainability

1.The combination is expected to be accretive to CP's adjusted diluted EPS in the first full year following CP's acquisition of control of KCS, and is expected to generate double-digit accretion upon the full realization of synergies thereafter.

5

Creating the First U.S.-Mexico-Canada Rail Network CPKC Network New direct link between Midwest U.S. / Canada to Gulf ❑ Enhances competition Coast / Mexico by creating new single- line haul routes ❑ Connects six of the seven largest metro regions in North America ❑ Diversifies current New third single-line connection between the US business and geographic Midwest and Texas/Mexico mix with the addition of new routes ❑ Driving USMCA growth and investment opportunities 6Creating the First U.S.-Mexico-Canada Rail Network CPKC Network New direct link between Midwest U.S. / Canada to Gulf ❑ Enhances competition Coast / Mexico by creating new single- line haul routes ❑ Connects six of the seven largest metro regions in North America ❑ Diversifies current New third single-line connection between the US business and geographic Midwest and Texas/Mexico mix with the addition of new routes ❑ Driving USMCA growth and investment opportunities 6

Significantly Enhanced Scale with More Diversified Business Mix

Figures Expressed as a Percent of 2020 Freight Revenue


Canadian Pacific
Kansas City Southern
CPKC[1]
Business Mix
Intermodal 21%
Bulk 43%
Merchandise 36%
Intermodal 13%
Bulk 18%
Merchandise 69%
Intermodal 18%
Bulk 36%
Merchandise 46%
Geography
United States 24%
Canada 76%
Mexico 47%
United States 53%
Mexico 14%
Canada 53%
United States 33%

Acquisition further diversifies mix of business and end market exposure, creating a strong base to drive sustainable growth

Source: Public Disclosure. Note: Figures in Canadian dollars converted to USD at a USD/CAD spot exchange rate of 0.80.
[1] Reflects pre-synergy revenues.

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Transaction Details

Financial Terms

- Canadian Pacific Railway ("CP") has agreed to acquire Kansas City Southern ("KCS") in a stock and cash transaction representing an enterprise value of $29 billion, which includes the assumption of $3.8 billion of KCS' outstanding debt.
- The transaction, which has the unanimous support of both boards of directors, values KCS at $275 per share, representing a 23% premium[1], based on the CP and KCS closing prices on March 19, 2021 (and $270 per share, representing a 26% premium[2], based on the respective CP and KCS 30-day volume weighted average prices ("VWAP")).
- Following the closing into a voting trust, common shareholders of KCS will receive 0.489 of a CP share and $90 in cash for each KCS common share held. Preferred shareholders will receive $37.50 in cash for each KCS preferred share held.
- To fund the stock consideration of the merger, CP will issue 44.5 million new shares, resulting in CP shareholders owning 75% of CPKC. The cash portion will be funded through a combination of cash-on-hand and raising approximately $8.6 billion in debt, for which financing has been committed.
- The transaction provides KCS shareholders the ability to participate in the upside of CPKC, and KCS shareholders are expected to own 25% of the combined company.

Governance

- The combined business will be named Canadian Pacific Kansas City ("CPKC").
- Calgary, Alberta will be the global headquarters of CPKC.
- Kansas City, Missouri will be designated as the U.S. headquarters.
- Mexico headquarters will remain in Mexico City and Monterrey.
- CP's current U.S. headquarters in Minneapolis-St. Paul will remain an important base of operations.
- Keith Creel to serve as Chief Executive Officer of CPKC.
- Four KCS Directors will join CP's expanded Board at the appropriate time, bringing their experience and expertise in overseeing KCS' multinational operations.
- Shareholders of CP and KCS will vote on the transaction.

1. Based on KCS and CP closing share prices of $224.16 and CAD$474.27 (at 1.2506 FX rate), respectively, as of March 19, 2021.
2. Based on KCS and CP 30-day volume weighted average prices ("VWAPs") of $213.87 and US$368.22, respectively, as of March 19, 2021.

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Trust Structure Overview

Trust Mechanics: A Two Step Process

STEP 1

- First, CP will establish a ***"plain vanilla", independent voting trust*** to acquire the shares of KCS
- Upon shareholder approval of the transaction, and satisfaction of customary closing conditions, ***CP will acquire KCS' shares and place them into the voting trust***, which is expected to be completed in the second half of 2021, at which point KCS shareholders will receive their consideration
- CP's placement of KCS shares into the voting trust will ***insulate KCS from control by CP*** until the STB authorizes control
- KCS' ***management and Board of Directors will continue to steward the company*** while it is in trust, pursuing KCS' independent business plan and growth strategies
- CP will ***appoint an independent Trustee***, Dave Starling, to hold the KCS stock

STEP 2:

- ***Obtain control approval from the STB*** and other applicable regulatory authorities. The STB review is expected to be completed by the middle of 2022
- Upon obtaining control approval, ***the two companies will be integrated,*** unlocking the benefits of the merger

Trust Structure



Canadian Pacific
KCS excess cash flows distributed to CP while in Trust in dividends
Trust
KCS shares placed into Trust and business is operated independent of CP by KCS management
Kansas City Southern
KCS shareholders to receive CP shares and cash considerations

Closing KCS into a Trust prior to STB review of proposed change in control is a standard procedure, with numerous precedents[1]

1. Precedent rail transactions with voting Trust structures since 2015 include the acquisitions and/or mergers of (i) Canadian National and Illinois Central, (ii) UP and Southern Pacific, (iii) CP and Central Maine & Quebec Railway, (iv) Genesee & Wyoming and Brookfield Infrastructure Partners, and (v) Providence & Worcester Railroad and Genesee & Wyoming.

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Enhances Competitive Options for Customers and Enables North American Growth Bulk ECP & Merchandise New single-line New single-line competition for shipments for grain shipments of from Canada and energy, chemicals & the Upper Midwest plastics and to domestic and merchandise export markets in moving between Southern US and Canada, the US and Mexico Mexico Intermodal Automotive New head-to-head New head-to-head single-line single-line competition for competition for intermodal automotive shipments between shipments between Mexico and the Canada, US Upper Midwest and Midwest and Canada Mexico CPKC’s network to benefit customers across all business lines 10Enhances Competitive Options for Customers and Enables North American Growth Bulk ECP & Merchandise New single-line New single-line competition for shipments for grain shipments of from Canada and energy, chemicals & the Upper Midwest plastics and to domestic and merchandise export markets in moving between Southern US and Canada, the US and Mexico Mexico Intermodal Automotive New head-to-head New head-to-head single-line single-line competition for competition for intermodal automotive shipments between shipments between Mexico and the Canada, US Upper Midwest and Midwest and Canada Mexico CPKC’s network to benefit customers across all business lines 10

Access to Mexico's Industrial Heartland Provides Unprecedented Growth Opportunities


DALLAS
BEAUMONT
BATON ROUGE
HOUSTON
PORT ARTHUR
NEW
LAREDO
CORPUS CHRISTI
MONTERREY
BROWNSVILLE
ALTAMIRA
TAMPICO
SAN LUIS POTOSÍ
QUERÉTARO
VERACRUZ
MEXICO CITY
LÁZARO CÁRDENAS

Mexico Highlights

- ***47%*** of KCS 2020 Total Revenues[(1)]
- ***2,650 miles*** of main and branch line
- ***50-year operating concession*** with Mexican Government (expires in 2047; renewable for 50-year term)
- ***Laredo, TX gateway handles 44%*** of US / Mexico Surface Trade[(2)]
- ***GDP from both sides*** of the border constitutes the 3rd largest economy in the world

Mexico Unique Growth Drivers

Franchise Cross-border Growth

13% volume CAGR since 2009, driven by US/Mexico trade

Refined Products

- 2020 growth at 48%
- $250M annualized run rate at exit 2020

Port Access

- Exclusive access to Lazaro Cardenas
- Recent direct access to Veracruz

Near-shoring

- USMCA & COVID-19 reinforce nearshoring thesis
- Lower transportation, overhead & network costs

Sources: Company Filings: 1. **KCS 2020 10K** 2. BTS Data, January 2020

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CPKC Unlocks $780 Million EBITDA Growth Opportunities • Unique combination enables significant growth for our customers throughout North America $600 Million • Efficient new single-line routes and dramatically expanded market reach for in EBITDA Growth from customers Market Opportunities • Planned capital investments to support growth synergies, such as additional network sidings, siding extensions and investment in CTC • Driven by a combination of improved fuel efficiency, lower G&A costs, equipment $180 Million rents as well as facilities, IT spend and licensing in Cost and Efficiency Improvements • CPKC to utilize best practices to support increased operating efficiencies Following regulatory approval anticipated for mid-2022, we anticipate generating $780 million of annualized synergies within three years 12CPKC Unlocks $780 Million EBITDA Growth Opportunities • Unique combination enables significant growth for our customers throughout North America $600 Million • Efficient new single-line routes and dramatically expanded market reach for in EBITDA Growth from customers Market Opportunities • Planned capital investments to support growth synergies, such as additional network sidings, siding extensions and investment in CTC • Driven by a combination of improved fuel efficiency, lower G&A costs, equipment $180 Million rents as well as facilities, IT spend and licensing in Cost and Efficiency Improvements • CPKC to utilize best practices to support increased operating efficiencies Following regulatory approval anticipated for mid-2022, we anticipate generating $780 million of annualized synergies within three years 12

Robust Cash Flow Generation Drives Rapid Deleveraging

~2.5x
Long-term leverage target to be achieved within 36 months, following the close into trust

+$2 billion
Free cash flow per year expected to be generated, post synergies

Paused Share Repurchases
To resume once long-term leverage targets achieved

Maintain Dividend Policy
No changes to CP or KCS' current dividend

Projected Combined Leverage Ratio

Trust Period | **Post-Trust Period**


3.8x
3.2x
~2.5x
2021E
2022E
2023E

Trust Period:

- Close into Trust in mid-2021
- No synergies realized during trust
- De-leveraging not dependent on synergies
- Strong independent FCF generation

Post-Trust Period:

- Trust eliminated and KCS is consolidated
- Begin realizing synergies

Continued commitment to maintain a strong balance sheet and investment grade rating

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Committed to Environmental Leadership and a Safety-First Culture

Improving Highway Traffic & the Environment

Environmental Sustainability & Rail Transportation

- Rail is one of the most economical and environmentally responsible methods of moving freight
- New single-line routes will shift truck traffic off crowded U.S. highways
- Advances our shared science-based pledges to improve fuel efficiency and lower emissions in support of a more sustainable North American supply chain

Long-Term Commitment to Climate Change Action & Emissions Reduction

- Both CP and KCS have a track record of improvement:
  - Locomotive fuel efficiency by 9% and 11%, respectively, since 2014
  - Locomotive emissions intensity by 3%, from 2017 to 2019
- Developing North America's 1st line-haul hydrogen locomotive

Safety

- History of capital investment that supports safety & capacity
- CP & KCS share compatible cultures rooted in safety first
- Trip plan compliance and safety goals are key drivers of KCS and CP short-term incentives
- CP has been North America's safest railway for 15 consecutive years based on FRA-train accident frequency
- Significant combined investment in initiatives and technology underpins our commitment to safety, across our entire operation
  - Predictive analytics to reduce online failures
  - Real time data on wheels, rails, cars, locomotives and trains enable us to anticipate issues and take preventative measures
  - Investment in operators and equipment to support public safety
  - Potential investment in upgrading 'dark territory' to Centralized Train Control, which would further improve safety

4x
more fuel efficient than trucks

75%
less GHG emissions produced by trains than trucks

34%
improvement in CP FRA Personal Injury Frequency ('16-'20)

300
trucks removed from public roads for each single unit train

Source: Corporate Disclosure

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Unique and Compelling Combination Creates the First U.S.-Mexico-Canada Rail Network Expands Competitive Options for Customers and Supports Strong Growth Going Forward Well Positioned for Growth, Bringing Together Two Railroads with Highest 3-Year Revenue CAGR Annualized Synergies of $780mm Drives Accretion to 1 CP’s Adjusted Diluted EPS Shared Dedication to Quality Service, Safety and Efficiency to be Enhanced Across CPKC Both Companies Champions of Environmental Sustainability 1.The combination is expected to be accretive to CP’s adjusted diluted EPS in the first full year following CP’s acquisition of control of KCS, and is expected to generate double-digit accretion upon the full realization of synergies thereafter. 15Unique and Compelling Combination Creates the First U.S.-Mexico-Canada Rail Network Expands Competitive Options for Customers and Supports Strong Growth Going Forward Well Positioned for Growth, Bringing Together Two Railroads with Highest 3-Year Revenue CAGR Annualized Synergies of $780mm Drives Accretion to 1 CP’s Adjusted Diluted EPS Shared Dedication to Quality Service, Safety and Efficiency to be Enhanced Across CPKC Both Companies Champions of Environmental Sustainability 1.The combination is expected to be accretive to CP’s adjusted diluted EPS in the first full year following CP’s acquisition of control of KCS, and is expected to generate double-digit accretion upon the full realization of synergies thereafter. 15

Canadian Pacific Railway and Kansas City Southern to Combine March 21, 2021Canadian Pacific Railway and Kansas City Southern to Combine March 21, 2021